UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 26, 2023

Jupiter Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39505	85-1508739
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11450 SE Dixie Hwy, Suite 105 Hobe Sound, FL	33455
(Address of principal executive offices)	(Zip Code)

(212) 207-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	JAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	JAQC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	JAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, Jupiter Acquisition Corporation (the “Company”) set a redemption date of December 26, 2023 (the “Redemption Date”) to redeem all of the outstanding shares of its Class A common stock issued as part of the units sold in the Company’s initial public offering (the “public shares”) because the Company’s board of directors determined that the Company would not be able to consummate an initial business combination within the time period set forth in the Company’s charter.

On the Redemption Date, the trust account established in connection with the Company’s initial public offering (the “IPO”) was liquidated and all of the outstanding public shares were redeemed at a per-share redemption price of approximately $10.34 per share. The Company’s initial stockholders waived their redemption rights and any right to receive liquidating distributions with respect to the shares of Class A common stock (i) issued upon conversion of the shares of Class B common stock issued prior to the IPO and (ii) underlying the private placement units issued in connection with the IPO. There are no redemption rights or liquidating distributions with respect to the Company’s warrants, which expire worthless.

Additionally, on the Redemption Date, The Nasdaq Stock Market LLC (“Nasdaq”) filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) to delist the Company’s units, Class A common stock and warrants, and trading of such securities on Nasdaq was suspended prior to the open of business on December 27, 2023. The Company expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended, and to pursue the winding up and dissolution of the Company. The Company’s securities will not be listed or registered on another national exchange or on a quotation medium.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s expected filing of a Form 15 with the SEC or the winding up and dissolution of the Company. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jupiter acquisition corporation

By:	/s/ James N. Hauslein
	Name:	James N. Hauslein
	Title:	Chief Executive Officer

Date: December 27, 2023

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